UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):
MAY 8, 2007 (May 7, 2007)
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On May 7, 2007, Quanta issued a press release announcing the early termination of the mandatory waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed acquisition of InfraSource Services, Inc. by Quanta. A copy of the press release is furnished herewith as an exhibit.
Additional Information and Where to Find It
     Quanta filed a registration statement on Form S-4, including a joint proxy statement/prospectus, with the Securities and Exchange Commission (“SEC”) on April 20, 2007 to register the shares to be issued in connection with the proposed acquisition and to obtain approval of the acquisition by Quanta and InfraSource stockholders. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE FINAL JOINT PROXY STATEMENT/PROSPECTUS WHEN THE SEC DECLARES IT EFFECTIVE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. Investors and stockholders can obtain free copies of the joint proxy statement/prospectus, as well as other filings of Quanta and InfraSource, at the SEC’s Internet site (http://www.sec.gov).
     The joint proxy statement/prospectus and such other documents (relating to Quanta) may also be obtained free from Quanta’s website at www.quantaservices.com or from Quanta by directing a request to Corporate Secretary, Quanta Services, Inc., 1360 Post Oak Blvd., Suite 2100, Houston, Texas 77056.
     The joint proxy statement/prospectus and such other documents (relating to InfraSource) may also be obtained free from InfraSource’s website at www.infrasourceinc.com or from InfraSource by directing a request to General Counsel, InfraSource Services, Inc., 100 West Sixth Street, Suite 300, Media, Pennsylvania 19063.
Participants in the Solicitation
     Quanta, InfraSource and their respective directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Quanta’s and InfraSource’s stockholders in connection with the acquisition. Information about Quanta, InfraSource and their respective directors and executive officers and such parties’ ownership of Quanta or InfraSource securities will be contained in the final joint proxy statement/prospectus.

Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated May 7, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 7, 2007

QUANTA SERVICES, INC.
By:	/s/ TANA L. POOL
	Name:	Tana L. Pool
	Title:	Vice President - General Counsel

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release of Quanta Services, Inc. dated May 7, 2007